EXHIBIT 99.1


News Release                                                         CONTACT:
                                                                     --------
                                                            William C. Burkhardt
                                                         Chief Executive Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6360
October 24, 2003                            Email: bburkhardt@capitalbank-nc.com

          Capital Bank Corporation Reports Final Third Quarter Results

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN) today reported a consolidated net loss for the third quarter of $2.1 million or $.32 per share. The loss falls within the range previously estimated by management in its press release on October 10, 2003. The loss for the period is primarily due to increases in the provision for loan losses as a result of credit issues. Due to previously reported credit losses in the second quarter and the identification of additional specific losses during the third quarter, the Company engaged two independent credit review firms to carefully analyze its loan portfolio. As a result, management identified loans aggregating approximately $2.3 million that are being classified as a loss during the third quarter of 2003. In addition, as a result of this review, the Company's allowance for loan losses increased to approximately $12.1 million or 1.90% of the total loan portfolio. Finally, during the third quarter of 2003 the Company incurred nonrecurring expenses, including severance payments owed to certain executive officers who have separated, or who have agreed to separate, and write downs in the carrying value of certain real estate held for sale, in an aggregate amount approximating $1.2 million.

The company also reported a net loss for the first nine months of $577,000 or $.09 per share.

Total consolidated assets on September 30, 2003 were $872 million, an increase of $213 million or 33% compared to September 30, 2002. At September 30, 2003, loans were $638 million and deposits were $656 million, up 34% and 26%, respectively, when compared to September 30, 2002.

Commenting on the Company's results, William C. Burkhardt, Chief Executive Officer, stated, "Going forward, we are confident that we have the controls in place to drive loan growth profitably while maintaining a high standard of credit quality. We now have our management team in place and can concentrate on our business strategies. We feel very good about having the problem issues behind us and look forward to a successful fourth quarter 2003 and the year 2004."

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $870 million in total assets, offers a broad range of financial services. Capital Bank operates 20 banking offices in Raleigh (3), Sanford (3), Burlington (3), Asheville (2), Cary (2), Oxford, Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. The Company's website is www.capitalbank-nc.com.

Information in this press release contains forward looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward looking statements in this press release.

                                       ###

                                                                               Capital Bank Corporation
                                                                                Summary of Operations
                                                                         (000's omitted except per share data)


                                                           Three Months          Three Months      Nine Months       Six Months
                                                              Ended                 Ended             Ended            Ended
                                                            September 30,        September 30,    September 30,     September 30,
                                                                2003                2002              2003              2002
                                                           --------------     ----------------    --------------    --------------

Interest income                                              $  10,023           $  9,047            $ 30,335          $ 26,559
Interest expense                                                 4,082              4,078              12,487            11,682
                                                           --------------     ----------------    --------------    --------------
  Net interest income                                            5,941              4,969              17,848            14,877
Provision for loan losses                                        4,963              2,560               8,259             3,790
                                                           --------------     ----------------    --------------    --------------
  Net interest income after provision for loan losses              978              2,409               9,589            11,087
Non-interest income                                              3,080              2,364               8,424             5,497
Non-interest expense                                             7,593              4,119              19,318            12,367
                                                           --------------     ----------------    --------------    --------------
  Income (loss) before taxes                                    (3,535)               654              (1,305)            4,217
Income tax expense (benefit)                                    (1,392)               219                (728)            1,547
                                                           --------------     ----------------    --------------    --------------
  Net income (loss)                                          $  (2,143)          $    435            $   (577)         $  2,670
                                                           ==============     ================    ==============    ==============
Income (loss) per share - basic                              $   (0.32)          $   0.08            $  (0.09)         $   0.50
                                                           ==============     ================    ==============    ==============

Income (loss) per share - fully diluted                      $   (0.32)          $   0.08            $  (0.09)         $   0.48
                                                           ==============     ================    ==============    ==============



                                                               End of Period Balances
                                                         (000's omitted except per share data)

                                                           2003                                   2002
                                        -----------------------------------------     ---------------------------
                                        September 30     June 30         March 31      December 31   September 30
                                        ------------   -----------     ----------     ------------   ------------
Assets                                  $ 871,780      $  908,076      $ 856,076      $  840,976     $  659,382
Loans                                     637,745         645,525        622,015         600,609        475,865
Investment securities                     166,940         161,938        155,835         155,304        123,533
Deposits                                  656,030         684,180        652,690         644,887        521,930
Shareholders' equity                      70,776           75,144         76,512          75,471         56,811

Book value per share                       10.88            11.52          11.55           11.44          10.76
Allowance for loan losses                 12,100            9,454          9,919           9,390          7,203
Net charge-offs                            2,315            3,161             71             158          2,230
Nonperforming assets *                     5,722
    percent of total loans                  1.90%            1.46%          1.59%           1.56%          1.51%
Nonperforming assets as a percent of
    total assets                            0.66%            0.48%          0.84%           0.47%          0.84%
Net interest margin **                      2.97%            3.04%          3.08%           3.20%          3.28%


*    Loans 90 days or more past due or in nonaccrual status and other real estate
**   On a Fully Taxable Equivalent basis



                                                                      Quarterly Results
                                                          (000's omitted except per share data)

Net income (loss) before taxes          $  (3,535)     $   238         $  1,992       $  2,464       $    654
Net income (loss)                          (2,143)         285            1,281          1,637            435

Income (loss) per share - basic             (0.32)        0.04             0.19           0.29           0.08
Income (loss) per share - fully diluted     (0.32)        0.04             0.19           0.28           0.08

Weighted average shares outstanding:
Basic                                       6,592        6,684            6,730          5,830          5,376
Fully diluted                               6,780        6,873            6,905          5,996          5,595



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
September 30, 2003 and December 31, 2002
                                                                September 30,   December 31,
ASSETS                                                             2003            2002           Changes       % Change
---------------------------------------------------------------------------------------------   -------------------------
                                       (In thousands)                     (Unaudited)
Cash and due from banks:
      Interest-earning                                          $     1,762       $  13,925      $ (12,163)        -87%
      Non-interest-earning                                           21,071          18,912          2,159          11%
Federal funds sold                                                    3,371          18,696        (15,325)        -82%
Investment securities - available for sale, at fair value           166,940         155,304         11,636           7%
Loans-net of unearned income and deferred fees                      637,745         600,609         37,136           6%
Allowance for loan losses                                           (12,100)         (9,390)        (2,710)         29%
                                                                ------------    ------------   ------------    ----------
         Net loans                                                  625,645         591,219         34,426           6%
                                                                ------------    ------------   ------------    ----------
Premises and equipment, net                                          14,399          13,399          1,000           7%
Accrued interest receivable                                           3,449           3,455             (6)          0%
Deposit premium and goodwill, net                                    14,617          14,884           (267)         -2%
Deferred tax assets                                                   7,130           5,174          1,956          38%
Other assets                                                         13,396           6,008          7,388         123%
                                                                ------------    ------------   ------------    ----------

            Total assets                                        $   871,780       $ 840,976       $ 30,804           4%
                                                                ============    ============   ============    ==========

LIABILITIES
Deposits:
      Demand, non-interest bearing                              $    50,659       $  50,238          $ 421           1%
      Savings, money market accounts and interest checking          211,401         224,208        (12,807)         -6%
      Time deposits                                                 393,970         370,441         23,529           6%
                                                                ------------    ------------   ------------    ----------
         Total deposits                                             656,030         644,887         11,143           2%
                                                                ------------    ------------   ------------    ----------
Accrued interest payable                                              1,223           1,450           (227)        -16%
Repurchase agreements                                                11,014          13,081         (2,067)        -16%
Borrowings                                                          114,658          97,858         16,800          17%
Trust preferred securities                                           10,000               -         10,000          n/a
Other liabilities                                                     8,079           8,229           (150)         -2%
                                                                ------------    ------------   ------------    ----------
            Total liabilities                                       801,004         765,505         35,499           5%
                                                                ------------    ------------   ------------    ----------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
      shares issued 2003 - 7,113,538 and 2002 - 7,022,468            75,332           74,338            994          1%
Treasury stock at cost, no par value; 2003 - 606,811 shares
      and 2002 - 426,684 shares                                      (8,318)          (5,641)        (2,677)         47%
Retained earnings                                                     3,922            5,481         (1,559)        -28%
Accumulated other comprehensive income                                 (160)           1,293         (1,453)       -112%
                                                                ------------    ------------   ------------    ----------
            Total stockholders' equity                               70,776           75,471         (4,695)         -6%
                                                                ------------    ------------   ------------    ----------
            Total liabilities and stockholders' equity          $   871,780       $  840,976   $     30,804           4%
                                                                ============    ============   ============    ==========



CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended September 30, 2003 and 2002
                                                                    2003             2002         Changes       % Change
---------------------------------------------------------------------------------------------   -------------------------
                                      (In thousands)                       (Unaudited)
Interest income:
      Loans and loan fees                                       $    8,726        $    7,407    $   1,319          18%
      Investment securities                                          1,260             1,542         (282)        -18%
      Federal funds and other interest income                           37                98          (61)        -62%
                                                                -------------     -----------   -----------    ----------
         Total interest income                                      10,023             9,047          976          11%
                                                                -------------     -----------   -----------    ----------

Interest expense:
      Deposits                                                       3,033             3,274         (241)         -7%
      Borrowings and repurchase agreements                           1,049               804          245          30%
                                                                -------------     -----------   -----------    ----------
         Total interest expense                                      4,082             4,078            4           0%
                                                                -------------     -----------   -----------    ----------
         Net interest income                                         5,941             4,969          972          20%
      Provision for loan losses                                      4,963             2,560        2,403          94%
                                                                -------------     -----------   -----------    ----------
         Net interest income after provision for loan losses           978             2,409       (1,431)        -59%
                                                                -------------     -----------   -----------    ----------

Noninterest income:
      Service charges and other fees                                   752               594          158          27%
      Net gain on sale of securities                                     -               518         (518)       -100%
      Mortgage origination fees                                      1,768               859          909         106%
      Other noninterest income                                         560               393          167          42%
                                                                -------------     -----------   -----------    ----------
         Total noninterest income                                    3,080             2,364          716          30%
                                                                -------------     -----------   -----------    ----------

Noninterest expenses:
      Salaries and employee benefits                                 4,434             2,313        2,121          92%
      Occupancy                                                        580               399          181         45%
      Data processing                                                  278               224           54          24%
      Directors fees                                                    78                63           15          24%
      Advertising                                                      192                67          125         187%
      Furniture and equipment                                          346               260           86          33%
      Amortization of deposit premiums                                  79                46           33          72%
      Other expenses                                                 1,606               747          859         115%
                                                                -------------     -----------   -----------    ----------
         Total noninterest expenses                                  7,593             4,119        3,474          84%
                                                                -------------     -----------   -----------    ----------
            Net income before tax expense                           (3,535)              654       (4,189)       -641%
      Income tax expense                                            (1,392)              219       (1,611)       -736%
                                                                -------------     -----------   -----------    ----------

            Net income                                          $   (2,143)       $      435     $ (2,578)       -593%
                                                                =============     ===========   ===========    ==========

Earnings per share - basic                                      $    (0.32)       $     0.08      $ (0.40)       -500%
                                                                =============     ===========   ===========    ==========
Earnings per share - diluted                                    $    (0.32)       $     0.08      $ (0.40)       -500%
                                                                =============     ===========   ===========    ==========

Weighted Average Shares Used for EPS
Basic                                                            6,591,699         5,375,899    1,215,800          23%
                                                                =============     ===========   ===========    ==========
Fully Diluted                                                    6,591,699         5,594,967      996,732          18%
                                                                =============     ===========   ===========    ==========





CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Nine Months Ended September 30, 2003 and 2002
                                                                    2003             2002         Changes       % Change
---------------------------------------------------------------------------------------------   -------------------------
                                           (In thousands)                 (Unaudited)
Interest income:
      Loans and loan fees                                       $   25,927        $   21,663    $    4,264         20%
      Investment securities                                          4,244             4,591          (347)        -8%
      Federal funds and other interest income                          164               305          (141)       -46%
                                                                -------------     -----------   -----------    ----------
         Total interest income                                      30,335            26,559         3,776         14%
                                                                -------------     -----------   -----------    ----------

Interest expense:
      Deposits                                                       9,263             9,332           (69)        -1%
      Borrowings and repurchase agreements                           3,224             2,350           874         37%
                                                                -------------     -----------   -----------    ----------
         Total interest expense                                     12,487            11,682           805          7%
                                                                -------------    -------------- -----------    ----------
         Net interest income                                        17,848            14,877         2,971         20%
      Provision for loan losses                                      8,259             3,790         4,469        118%
                                                                -------------    -------------- -----------    ----------
         Net interest income after provision for loan losses         9,589            11,087        (1,498)       -14%
                                                                -------------    -------------- -----------    ----------

Noninterest income:
      Deposit service charges and other fees                         2,154             1,701           453         27%
      Net gain on sale of securities                                   442               761          (319)       -42%
      Mortgage origination fees                                      4,271             1,947         2,324        119%
      Other noninterset income                                       1,557             1,088           469         43%
                                                                -------------    -------------- -----------    ----------
         Total noninterest income                                    8,424             5,497         2,297         53%
                                                                -------------    -------------- -----------    ----------


Noninterest expenses:
      Salaries and employee benefits                                11,098             6,755         4,343         64%
      Occupancy                                                      1,640             1,145           495         43%
      Data processing                                                  866               686           180         26%
      Directors fees                                                   234               199            35         18%
      Advertising                                                      572               389           183         47%
      Furniture and equipment                                        1,075               825           250         30%
      Amortization of deposit premiums                                 233               121           112         93%
      Other expenses                                                 3,600             2,247         1,353         60%
                                                                -------------     -----------   -----------    ----------
         Total noninterest expenses                                 19,318            12,367         6,951         56%
                                                                -------------     -----------   -----------    ----------
            Net income before tax expense                           (1,305)            4,217        (5,522)       -131%
      Income tax expense                                              (728)            1,547        (2,275)       -147%
                                                                -------------     -----------   -----------    ----------

            Net income                                          $     (577)       $    2,670    $   (3,247)       -122%
                                                                =============     ===========   ===========    ==========

Earnings per share - basic                                      $    (0.09)       $     0.50    $    (0.59)       -118%
                                                                =============     ===========   ===========    ==========
Earnings per share - diluted                                    $    (0.09)       $     0.48    $    (0.57)       -119%
                                                                =============     ===========   ===========    ==========
Weighted Average Shares:
Basic                                                            6,668,006         5,345,572     1,322,434         25%
                                                                =============     ===========   ===========    ==========
Fully Diluted                                                    6,668,006         5,550,744     1,117,262         20%
                                                                =============     ===========   ===========    ==========




                                                      Capital Bank Corporation
                                                         Average Balances
                                                           (In thousands)

                         September 30,       June 30,         March 31,      December 31,    September 30,
                            2003              2003              2003            2002             2002
                         -------------    -------------    -------------    -------------    --------------
Total Assets             $ 883,521        $ 865,174        $  843,569       $   728,183      $ 654,352
Investments                160,257          153,460           149,762           142,104        111,527
Loans (Gross)              649,240          634,821           608,738           514,365        473,891
Total Earning Assets       821,895          805,054           788,794           676,499        605,993
Deposits                   670,661          649,238           636,260           554,870        513,755
Equity                      73,331           77,179            77,770            62,350         58,493



                                                       Capital Bank Corporation
                                                         Nonperforming Assets
                                                          (In thousands)

                                     September 30,                    June 30,                      March 31,
                                         2003                           2003                           2003
                                -----------------------   -------------------------------   ----------------------------
                                             As a                              As a                            As a
                                           percent of                        percent of                      percent of
                                  Total    total assets        Total        total assets      Total        total assets
                                ---------  ------------   --------------   --------------   ---------     --------------
Commercial and
  Commercial Real Estate        $  2,210       0.25%      $     1,381           0.16%       $   4,272          0.51%
Consumer                             128       0.01%               87           0.01%              87          0.01%
Equity Lines                         223       0.03%              183           0.03%             243          0.04%
Construction                         872       0.10%              298           0.03%             379          0.04%
Mortgage                           1,626       0.19%            1,637           0.18%           1,284          0.15%
                                ---------  ------------   --------------   --------------   ---------     --------------
  Total Nonperforming Loans        5,059       0.58%            3,586           0.41%           6,265          0.75%
Other Real Estate Owned              663       0.08%              745           0.08%             888          0.10%
                                ---------  ------------   --------------   --------------   ---------     --------------
  Total Nonperforming Assets    $  5,722       0.66%      $     4,331           0.49%       $   7,153          0.85%
                                =========  ============   ==============   ==============   =========     ==============

Total Assets                    $871,780                  $   908,677                       $ 856,076
                                =========                 ==============                    =========

                                     239%                         264%                            158%
                               ==========                 ==============                  ===========



                                                      Capital Bank Corporation
                                                        Nonperforming Assets
                                                          (In thousands)


                                        December 31,                 September 30,
                                          2002                           2002
                                ---------------------------    --------------------------
                                                  As a                           As a
                                                percent of                     percent of
                                     Total     total assets       Total       total assets
                                 -----------   ------------    -----------    ------------
Commercial and
  Commercial Real Estate         $   1,015        0.13%        $    1,788        0.28%
Consumer                                33        0.00%                28        0.00%
Equity Lines                           422        0.06%               334        0.06%
Construction                           206        0.02%                52        0.01%
Mortgage                             1,371        0.16%             1,449        0.22%
                                 -----------   ------------    -----------    ------------
  Total Nonperforming Loans          3,047        0.37%             3,651        0.57%
Other Real Estate Owned                947        0.11%             1,866        0.28%
                                 -----------   ------------    -----------    ------------
  Total Nonperforming Assets     $   3,994        0.48%        $    5,517        0.85%
                                 ===========   ============    ===========    ============

Total Assets                     $ 840,976                       $659,154
                                 ===========                   ===========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans       308%                           197%
                                   ===========                 ===========



Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned. The increase in nonperforming commercial loans in the first quarter of 2003 was due almost entirely to one large commercial loan secured by real estate that was placed on nonaccrual status.